EXECUTION VERSION
SECURITY AND PLEDGE AGREEMENT
THIS SECURITY AND PLEDGE AGREEMENT (this “Agreement”) is entered into as of June July 2, 2025 among RESOURCES CONNECTION, INC., a Delaware corporation (“RCI”), RESOURCES CONNECTION LLC, a Delaware limited liability company (“RCL”; RCL, together with RCI, the “Borrowers”), the other parties identified as “Obligors” on the signature pages hereto and such other parties that may become “Obligors” hereunder after the date hereof (the Borrowers, together with the other parties identified as “Obligors” on the signature pages hereto and such other parties that may become “Obligors” hereunder after the date hereof, collectively, the “Obligors” and each, an “Obligor”), and BANK OF AMERICA, N.A., as the Administrative Agent for the Secured Parties.
RECITALS
WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, extended, replaced, supplemented, or otherwise modified from time to time, the “Credit Agreement”) among the Borrowers, the Guarantors party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as the Administrative Agent, the L/C Issuer, and the Swingline Lender, the Lenders have agreed to make Loans and the L/C Issuer has agreed to issue Letters of Credit, in each case, upon the terms and subject to the conditions set forth therein; and
WHEREAS, this Agreement is required by the terms of the Credit Agreement.
NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Definitions.
(a)Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement, and the following terms shall have the meanings set forth in the UCC: Accession, Account, Adverse Claim, As-Extracted Collateral, Chattel Paper, Commercial Tort Claim, Consumer Goods, Deposit Account, Document, Electronic Chattel Paper, Equipment, Farm Products, Financial Asset, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Company Security, Investment Property, Letter-of-Credit Right, Manufactured Home, Money, Payment Intangible, Proceeds, Securities Account, Securities Entitlement, Securities Intermediary, Security, Software, Supporting Obligation and Tangible Chattel Paper.
(b)In addition, the following terms shall have the meanings set forth below:
“Collateral” has the meaning provided in Section 2.
“Copyright License” means any agreement, whether written or oral, providing for the grant by or to an Obligor of any right to use any Copyright.
“Copyrights” means (i) all registered United States copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Copyright Office, and (ii) all renewals thereof.

“Patent License” means any agreement, whether written or oral, providing for the grant by or to an Obligor of any right to use any Patent.
“Patents” means (i) all letters patent of the United States and all reissues and extensions thereof, and (ii) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof.
“Pledged Equity” means, with respect to each Obligor, (i) 100% of the issued and outstanding Equity Interests of each Domestic Subsidiary (other than any FSHCO) that is directly owned by such Obligor, and (ii) 65% of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each Foreign Subsidiary and each FSHCO, in each case, that is directly owned by such Obligor, including the Equity Interests of the Subsidiaries owned by such Obligor as set forth on Schedule 1(b), in each case together with the certificates (or other agreements or instruments), if any, representing such shares, and all options and other rights, contractual or otherwise, with respect thereto, including, but not limited to, the following:
(A)    all Equity Interests representing a dividend thereon, or representing a distribution or return of capital upon or in respect thereof, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder thereof, or otherwise in respect thereof; and
(B)    in the event of any consolidation or merger involving the issuer thereof and in which such issuer is not the surviving Person, all shares of each class of the Equity Interests of the successor Person formed by or resulting from such consolidation or merger, to the extent that such successor Person is a direct Subsidiary of an Obligor.
“Trademark License” means any agreement, whether written or oral, providing for the grant by or to an Obligor of any right to use any Trademark.
“Trademarks” means (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any political subdivision thereof, or otherwise, and (ii) all renewals thereof.
“Work” means any work that is subject to copyright protection pursuant to Title 17 of the United States Code.
2.Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Obligor hereby grants to the Administrative Agent, for the benefit of itself and the other Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to all of the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”): (a) all Accounts; (b) all cash, Cash Equivalents and currency; (c) all Chattel Paper; (d) those certain Commercial Tort Claims set forth on Schedule 2(d); (e) all Copyrights; (f) all Copyright Licenses; (g) all Deposit Accounts; (h) all Documents; (i) all Equipment; (j) all Fixtures; (k) all General Intangibles; (l) all Goods; (m) all Instruments; (n) all Inventory; (o) all Investment Property; (p) all Letter-of-Credit Rights; (q) all Money; (r) all Patents; (s) all Patent Licenses; (t) all Payment Intangibles; (u) all Pledged Equity; (v) all Software; (w) all Supporting Obligations; (x) all Trademarks; (y) all Trademark Licenses; (z) all books and records relating to any of the foregoing; and (aa) all Accessions and all Proceeds of any and all of the foregoing.
Notwithstanding anything to the contrary contained herein, the security interests granted under this Agreement shall not extend to, and the defined term “Collateral” shall not include, any Excluded Property. The Obligors and the Administrative Agent hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising, and (ii) is not to be construed as an assignment of any Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks or Trademark Licenses.
3.Representations and Warranties. Each Obligor hereby represents and warrants to the Administrative Agent that:
(a)Ownership. Such Obligor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign, or transfer the same. There exists no Adverse Claim with respect to the Pledged Equity of such Obligor.
(b)Security Interest/Priority. This Agreement creates a valid security interest in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, in the Collateral of such Obligor and, when properly perfected by filing a UCC financing statement, shall constitute a valid and perfected, first priority security interest in such Collateral (including all uncertificated Pledged Equity consisting of partnership or limited liability company interests that do not constitute Securities), to the extent such security interest can be perfected by filing a financing statement under the UCC, free and clear of all Liens except for Permitted Liens. The taking of possession by the Administrative Agent of the certificated securities (if any) evidencing the Pledged Equity and all other Instruments constituting Collateral will perfect and establish the first priority of the Administrative Agent’s security interest in all the Pledged Equity evidenced by such certificated securities and such Instruments. With respect to any Collateral consisting of a Deposit Account, Securities Entitlement or held in a Securities Account, upon the Administrative Agent obtaining control over such Collateral (including by execution and delivery by the applicable Obligor, the applicable depository bank or Securities Intermediary and the Administrative Agent of an agreement granting control to the Administrative Agent over such Collateral), the Administrative Agent shall have a valid and perfected, first priority security interest in such Collateral.
(c)Types of Collateral. None of the Collateral consists of, or is the Proceeds of, As-Extracted Collateral, Consumer Goods, Farm Products, Manufactured Homes or standing timber.
(d)Accounts. (i) Each Account of such Obligor and the papers and documents relating thereto are genuine and in all material respects what they purport to be, (ii) each Account of such Obligor arises out of (A) a bona fide sale of goods sold and delivered by such Obligor (or is in the process of being delivered), or (B) services theretofore actually rendered by such Obligor to the account debtor named therein, (iii) no Account of such Obligor is evidenced by any Instrument or Chattel Paper unless such Instrument or Chattel Paper, to the extent requested by the Administrative Agent, has been endorsed over and delivered to, or submitted to the control of, the Administrative Agent, (iv) no surety bond was required or given in connection with any Account of such Obligor or the contracts or purchase orders out of which they arose, and (v) the right to receive payment under each Account of such Obligor is assignable.
(e)Equipment and Inventory. With respect to any Equipment and/or Inventory of such Obligor, such Obligor has exclusive possession and control of such Equipment and Inventory of such Obligor except for (i) Equipment leased by such Obligor as a lessee, (ii) Equipment or Inventory in transit with common carriers, (iii) Equipment or Inventory temporarily relocated for maintenance or repair in the ordinary course of business, or (iv) Equipment and/or Inventory in the possession or control of a warehouseman, bailee or any agent or processor of an Obligor to the extent such Obligor has complied with the requirements of Section 4(c). No Inventory of such Obligor is held by a Person other than such Obligor pursuant to consignment, sale or return, sale on approval or similar arrangement.
(f)Authorization of Pledged Equity. All Pledged Equity is duly authorized and validly issued, is fully paid and, to the extent applicable, nonassessable and is not subject to the preemptive rights of any Person.
(g)No Other Equity Interests, Instruments, Etc. As of the Closing Date, (i) such Obligor does not own any certificated Equity Interests in any Subsidiary that are required to be pledged and delivered to the Administrative Agent hereunder except as set forth on Schedule 1(b), and (ii) such Obligor does not hold any Instruments, Documents or Tangible Chattel Paper required to be pledged and delivered to the Administrative Agent pursuant to this Agreement other than as set forth on Schedule 3(g). All such certificated securities, Instruments, Documents and Tangible Chattel Paper have been delivered to the Administrative Agent.
(h)Partnership and Limited Liability Company Interests. Except as previously disclosed to the Administrative Agent, none of the Collateral consisting of an interest in a partnership or a limited liability company (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is an Investment Company Security, (iv) is held in a Securities Account, or (v) constitutes a Security or a Financial Asset.
(i)Contracts; Agreements; Licenses. As of the Closing Date, such Obligor does not have any material contracts, material agreements or material licenses which are non-assignable by their terms, or as a matter of law, or which prevent the granting of a security interest therein.
(j)Consents; Etc. There are no restrictions in any Organization Document governing any Pledged Equity or any other document related to such Pledged Equity which would limit or restrict (i) the grant of a Lien pursuant to this Agreement on such Pledged Equity, (ii) the perfection of such Lien, or (iii) the exercise of remedies in respect of such perfected Lien in the Pledged Equity as contemplated by this Agreement. Except for (A) the filing or recording of UCC financing statements, (B) the filing of appropriate notices with the United States Patent and Trademark Office and the United States Copyright Office, (C) obtaining control to perfect the Liens created by this Agreement (to the extent required under Section 4(a)), (D) such actions as may be required by Laws affecting the offering and sale of securities, (E) such actions as may be required by applicable foreign Laws affecting the pledge of the Pledged Equity of Foreign Subsidiaries, (F) consents, authorizations, filings or other actions which have been obtained or made, and (G) with respect to clause (3) below, any actions as may be required following any of the events described in Section 8.01(f) of the Credit Agreement or Section 8.01(g)(ii) of the Credit Agreement, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including any stockholder, member or creditor of such Obligor), is required for (1) the grant by such Obligor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Agreement by such Obligor, (2) the perfection of such security interest (to the extent such security interest can be perfected by filing under the UCC, the granting of control (to the extent required under Section 4(a)) or by filing an appropriate notice with the United States Patent and Trademark Office or the United States Copyright Office), or (3) the exercise by the Administrative Agent or any other Secured Party of the rights and remedies provided for in this Agreement.
(k)Commercial Tort Claims. As of the Closing Date, no Obligor has any Commercial Tort Claims seeking damages in excess of $5,000,000 other than as set forth on Schedule 2(d).
(l)Copyrights, Patents and Trademarks.
(i)Each material Copyright, material Patent and material Trademark of such Obligor is valid, subsisting, unexpired, enforceable and has not been abandoned.
(ii)No holding, decision or judgment has been rendered by any Governmental Authority that would limit, cancel or question the validity of any material Copyright, material Patent or material Trademark of such Obligor.
(iii)No action or proceeding is pending seeking to limit, cancel or question the validity of any material Copyright, material Patent or material Trademark of such Obligor, or that, if adversely determined, could reasonably be expected to have a material adverse effect on the value of any material Copyright, material Patent or material Trademark of such Obligor.
(iv)All applications pertaining to the material Copyright, material Patent and material Trademark of such Obligor have been duly and properly filed, and all registrations or letters pertaining to such Copyrights, Patents and Trademarks have been duly and properly filed and issued.
(v)Except for Permitted Liens, Permitted Transfers, and other dispositions permitted pursuant to Section 7.05 of the Credit Agreement, such Obligor has not made any assignment or agreement in conflict with the security interest in the Copyrights, Patents or Trademarks of such Obligor hereunder.
4.Covenants. Each Obligor covenants that until the Facility Termination Date, such Obligor shall:
(a)Instruments/Chattel Paper/Pledged Equity/Control.

(i)If any amount in excess of $2,500,000 payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper, or if any property constituting Collateral shall be stored or shipped subject to a Document, ensure that such Instrument, Tangible Chattel Paper or Document is either in the possession of such Obligor at all times or, if requested by the Administrative Agent to perfect its security interest in such Collateral, is delivered to the Administrative Agent duly endorsed in a manner reasonably satisfactory to the Administrative Agent. Such Obligor shall ensure that any Collateral consisting of Tangible Chattel Paper having a value in excess of $2,500,000 is marked with a legend reasonably acceptable to the Administrative Agent indicating the Administrative Agent’s security interest in such Tangible Chattel Paper.
(ii)Deliver to the Administrative Agent promptly upon the receipt thereof by or on behalf of such Obligor, all certificates and instruments constituting Pledged Equity. Prior to delivery to the Administrative Agent, all such certificates constituting Pledged Equity shall be held in trust by such Obligor for the benefit of the Administrative Agent pursuant hereto. All such certificates representing Pledged Equity shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(a)(ii).
(iii)Execute and deliver all agreements, assignments, instruments or other documents as reasonably requested by the Administrative Agent for the purpose of obtaining and maintaining control with respect to any Collateral consisting of (A) Deposit Accounts (other than Excluded Accounts), (B) Investment Property, (C) Letter-of-Credit Rights, and (D) Electronic Chattel Paper.
(b)Filing of Financing Statements, Notices, etc.
(i)Execute and deliver to the Administrative Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Administrative Agent may reasonably request) and do all such other things as the Administrative Agent may reasonably deem necessary or appropriate (A) to assure to the Administrative Agent its security interests hereunder, including (1) such instruments as the Administrative Agent may from time to time request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (2) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Exhibit 4(b)(i)(A)(2), (3) with regard to Trademarks, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Exhibit 4(b)(i)(A)(3), and (4) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights for filing with the United States Copyright Office in the form of Exhibit 4(b)(i)(A)(4), (B) to consummate the transactions contemplated hereby, and (C) to otherwise protect and assure the Administrative Agent of its rights and interests hereunder.
(ii)Make, constitute and appoint the Administrative Agent, its nominee or any other person whom the Administrative Agent may designate, as such Obligor’s attorney in fact with full power and for the limited purpose to sign in the name of such

Obligor any financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents which in the Administrative Agent’s reasonable discretion would be necessary or appropriate in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable until the Facility Termination Date (it being understood that such Obligor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Administrative Agent without notice thereof to such Obligor wherever the Administrative Agent may in its sole discretion desire to file the same).
(c)Collateral Held by Warehouseman, Bailee, etc. If any Collateral with a fair market value in excess of $2,500,000 is at any time in the possession or control of a warehouseman, bailee or any agent or processor of such Obligor and the Administrative Agent so requests (i) notify such Person in writing of the Administrative Agent’s security interest therein, (ii) instruct such Person to hold all such Collateral for the Administrative Agent’s account and subject to the Administrative Agent’s instructions, and (iii) use commercially reasonable efforts to obtain a written acknowledgment from such Person that it is holding such Collateral for the benefit of the Administrative Agent.
(d)Treatment of Accounts. Not grant or extend the time for payment of any Account of such Obligor, or compromise or settle any Account of such Obligor for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than as normal and customary in the ordinary course of such Obligor’s business.
(e)Commercial Tort Claims. (i) Promptly forward to the Administrative Agent an updated Schedule 2(d) listing any and all Commercial Tort Claims by or in favor of such Obligor seeking damages in excess of $5,000,000, and (ii) execute and deliver such statements, documents and notices and do and cause to be done all such things as may be reasonably required by the Administrative Agent, or required by Law to create, preserve, perfect and maintain the Administrative Agent’s security interest in any Commercial Tort Claims initiated by or in favor of such Obligor.
(f)Books and Records. Mark its books and records (and cause the issuer of the Pledged Equity of such Obligor to mark its books and records) to reflect the security interest granted pursuant to this Agreement.
(g)Nature of Collateral. At all times maintain the Collateral as personal property and not affix any material portion of the Collateral to any real property in a manner which would change its nature from personal property to real property or a Fixture to real property, unless the Administrative Agent shall have a perfected Lien on such Fixture or real property.
(h)Issuance or Acquisition of Equity Interests in Partnerships or Limited Liability Companies. Not without executing and delivering, or causing to be executed and delivered, to the Administrative Agent such agreements, documents and instruments as the Administrative Agent may reasonably request to maintain or perfect the Administrative Agent’s security interest in accordance with this Agreement, issue or acquire any Pledged Equity consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a Security governed by Article 8 of the UCC, (iii) is an Investment Company Security, (iv) is held in a Securities Account or (v) constitutes a Security or a Financial Asset.
(i)Intellectual Property.
(i)(A) Not do any act or omit to do any act whereby any material Copyright of such Obligor may become invalidated; (B) not do any act, or omit to do any act, whereby any material Copyright of such Obligor may become injected into the public domain; (C) notify the Administrative Agent promptly if it knows that any material Copyright of such Obligor may become injected into the public domain or of any materially adverse determination or development (including the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding such Obligor’s ownership of any such Copyright or its validity; (D) take all commercially reasonable steps as it shall deem appropriate under the circumstances to maintain and pursue each application (and to obtain the relevant registration) of each material Copyright owned by such Obligor and to maintain each registration of each material Copyright owned by such Obligor including filing of applications for renewal where commercially reasonable; and (E) promptly notify the Administrative Agent of any material infringement of any material Copyright of such Obligor of which it becomes aware and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.
(ii)Not make any assignment or agreement in conflict with the security interest in the Copyrights of such Obligor hereunder (except as permitted by the Credit Agreement).
(iii)(A) Employ each material Trademark of such Obligor with the appropriate notice of registration, if applicable; (B) not adopt or use any mark that is confusingly similar or a colorable imitation of each Trademark of such Obligor unless the Administrative Agent shall obtain a perfected security interest in such mark pursuant to this Agreement; and (C) not (and not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any material Trademark of such Obligor may become invalidated.
(iv)Not do any act, or omit to do any act, whereby any material Patent of such Obligor may become abandoned or dedicated.
(v)Notify the Administrative Agent promptly if it knows that any application or registration relating to any material Patent or material Trademark of such Obligor may become abandoned or dedicated, or of any materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding such Obligor’s ownership of any material Patent or material Trademark or its right to register the same or to keep and maintain the same.

(vi)Take all commercially reasonable and necessary steps, including in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Patent and material Trademark of such Obligor, including filing of applications for renewal, affidavits of use and affidavits of incontestability.
(vii)Promptly notify the Administrative Agent after it learns that any material Patent or material Trademark of such Obligor is infringed, misappropriated or diluted by a third party and promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or to take such other actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.
(viii)Not make any assignment or agreement in conflict with the security interest in the Patents or Trademarks of such Obligor hereunder (except as permitted by the Credit Agreement).
Notwithstanding the foregoing, such Obligors may, in its reasonable business judgment, fail to maintain, pursue, preserve or protect any Copyright, Patent or Trademark of such Obligor which is not material to the business of RCI and its Subsidiaries, taken as a whole.
(j)    Consent Regarding Contracts, Agreements and Licenses. Following the Closing Date, at least ten (10) Business Days prior to entering into or becoming bound by any material contract, material agreement or material license, in each case, that is non-assignable by its terms, or as a matter of law, or which prevents the granting of a security interest therein, such Obligor shall (i) provide written notice to the Administrative Agent of the material terms of such contract, agreement or license with a description of its likely impact on the Obligors’ business or financial condition, and (ii) to the extent requested by the Administrative Agent, use commercially reasonable efforts to obtain the consent of, or waiver by, any Person whose consent or waiver is necessary for (A) such Obligor’s interest in such contract, agreement or license rights to be deemed Collateral and for the Administrative Agent to have a security interest therein that might otherwise be restricted by the terms of the applicable contract, agreement or license, and (B) the Administrative Agent to have the ability in the event of a liquidation of any of the Collateral to dispose of such Collateral in accordance with the Administrative Agent’s rights and remedies under this Agreement and the other Loan Documents.
5.Authorization to File Financing Statements. Each Obligor hereby authorizes the Administrative Agent to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC (including authorization to describe the Collateral as “all personal property”, “all assets” or words of similar meaning).
6.Advances. Upon failure of any Obligor to perform any of the covenants and agreements contained herein or in any other Loan Document, the Administrative Agent may, at its sole option and in its sole discretion, perform the same and in so doing may, upon prior notice to such Obligor, expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Administrative Agent may make for the protection of the security hereof or which may be compelled to make by operation of Law. All such sums and amounts so expended shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the Default Rate. No such performance of any covenant or agreement by the Administrative Agent on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any Default or Event of Default. The Administrative Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.
7.Remedies.
(a)General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent shall have, in addition to the rights and remedies provided herein, in the other Loan Documents, in any other documents relating to the Secured Obligations, or by Law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Administrative Agent may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Administrative Agent at the expense of the Obligors any Collateral at any place and time designated by the Administrative Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by Law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale (which in the case of a private sale of Pledged Equity, shall be to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof), at any exchange or broker’s board or elsewhere, by one or more contracts, in one or more parcels, for Money, upon credit or otherwise, at such prices and upon such terms as the Administrative Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Each Obligor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and, in the case of a sale of Pledged Equity, that the Administrative Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act. Neither the Administrative Agent’s compliance with applicable Law nor its disclaimer of warranties relating to the Collateral shall be considered to adversely affect the commercial reasonableness of any sale. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to RCI in accordance with the notice provisions of Section 11.02 of the Credit Agreement at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Obligor further acknowledges and agrees that any offer to sell any Pledged Equity which has been (A) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act), or (B) made privately in the manner described above shall be deemed to involve a “public sale” under the UCC, notwithstanding that such sale may not constitute a “public offering” under the Securities Act, and the Administrative Agent may, in such event, bid for the purchase of such securities. The Administrative Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by applicable Law, any Secured Party may be a purchaser at any such sale. To the extent permitted by applicable Law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable Law, the Administrative Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by Law, be made at the time and place to which the sale was postponed, or the Administrative Agent may further postpone such sale by announcement made at such time and place.
(b)Remedies relating to Accounts. Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Administrative Agent has exercised any or all of its rights and remedies hereunder, (i) each Obligor will promptly upon request of the Administrative Agent instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Administrative Agent, and (ii) the Administrative Agent shall have the right to enforce any Obligor’s rights against its customers and account debtors, and the Administrative Agent or its designee may notify any Obligor’s customers and account debtors that the Accounts of such Obligor have been assigned to the Administrative Agent or of the Administrative Agent’s security interest therein, and may (either in its own name or in the name of an Obligor or both) demand, collect (including by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Administrative Agent’s discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the Administrative Agent in the Accounts. Each Obligor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Administrative Agent in accordance with the provisions hereof shall be applied pursuant to Section 9. Neither the Administrative Agent nor any other Secured Party shall have any liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Furthermore, upon the occurrence of an Event of Default and during the continuation thereof, (A) the Administrative Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Obligors shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications, (B) upon the Administrative Agent’s request and at the expense of the Obligors, the Obligors shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts, and (C) the Administrative Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Accounts.
(c)Deposit Accounts. Upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent may prevent withdrawals or other dispositions of funds in Deposit Accounts maintained with the Administrative Agent.
(d)Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent shall have the right to enter and remain upon the various premises of the Obligors without cost or charge to the Administrative Agent, and use the same, together with materials, supplies, books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.
(e)Nonexclusive Nature of Remedies. Failure by the Administrative Agent to exercise any right, remedy or option under this Agreement, any other Loan Document, any other document relating to the Secured Obligations, or as provided by Law, or any delay by the Administrative Agent or any other Secured Party, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Administrative Agent shall only be granted as provided herein. To the extent permitted by Law, none of the Administrative Agent, any other Secured Party, or any party acting as attorney for the Administrative Agent or any other Secured Party, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder, as determined by a final and non-appealable judgment by a court of competent jurisdiction. The rights and remedies of the Administrative Agent and the other Secured Parties under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Administrative Agent and the other Secured Parties may have.
(f)Retention of Collateral. In addition to the rights and remedies hereunder, the Administrative Agent may, in compliance with Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable Law of the relevant jurisdiction, accept or retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.
(g)Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent and the other Secured Parties are legally entitled, the Obligors shall be jointly and severally liable for the deficiency, together with interest thereon at the Default Rate, together with the costs of collection and the fees, charges and disbursements of counsel. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.
8.Rights of the Administrative Agent.
(a)Power of Attorney. In addition to other powers of attorney contained herein, each Obligor hereby designates and appoints the Administrative Agent, and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence of an Event of Default and during the continuation thereof:
(i)to demand, collect, settle, compromise, adjust, give discharges and releases, all as the Administrative Agent may reasonably determine;
(ii)to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;
(iii)to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Administrative Agent may deem reasonably appropriate;
(iv)to receive, open and dispose of mail addressed to an Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Obligor on behalf of and in the name of such Obligor, or securing, or relating to such Collateral;
(v)to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes;
(vi)to adjust and settle claims under any insurance policy relating thereto;
(vii)to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated therein;
(viii)to institute any foreclosure proceedings that the Administrative Agent may deem appropriate;
(ix)to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Collateral;

(x)to exchange any of the Pledged Equity or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Equity with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Administrative Agent may reasonably deem appropriate;
(xi)to vote for a shareholder resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Equity into the name of the Administrative Agent or into the name of any transferee to whom the Pledged Equity or any part thereof may be sold pursuant to Section 7;
(xii)to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;
(xiii)to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;
(xiv)to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; and
(xv)to do and perform all such other acts and things as the Administrative Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.
This power of attorney is a power coupled with an interest and shall be irrevocable until the Facility Termination Date. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact, except for acts or omissions that are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from (x) the gross negligence or willful misconduct of the Administrative Agent, or (y) a breach in bad faith of the Administrative Agent’s obligations under this Agreement or any other Loan Document. This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in the Collateral.
(b)Assignment by the Administrative Agent. The Administrative Agent may from time to time assign the Secured Obligations to a successor Administrative Agent appointed in accordance with the Credit Agreement, and such successor shall be entitled to all of the rights and remedies of the Administrative Agent under this Agreement in relation thereto.
(c)The Administrative Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Administrative Agent hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral, and the Administrative Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors. The

Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 7, the Administrative Agent shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (ii) taking any steps to clean, repair or otherwise prepare the Collateral for sale.
(d)Liability with Respect to Accounts. Anything herein to the contrary notwithstanding, each Obligor shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any other Secured Party of any payment relating to such Account pursuant hereto, nor shall the Administrative Agent or any other Secured Party be obligated in any manner to perform any of the obligations of an Obligor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.
(e)Voting and Payment Rights in Respect of the Pledged Equity.
(i)So long as no Event of Default shall exist, and absent written notice from the Administrative Agent, each Obligor may (A) exercise any and all voting and other consensual rights pertaining to the Pledged Equity of such Obligor or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement, and (B) receive and retain any and all dividends (other than stock dividends and other distributions constituting Collateral which are addressed hereinabove), principal or interest paid in respect of the Pledged Equity to the extent they are allowed under the Credit Agreement.
(ii)Upon the occurrence of an Event of Default and during the continuation thereof, upon written notice from the Administrative Agent, (A) all rights of an Obligor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to clause (i)(A) above shall cease and all such rights shall thereupon become vested in the Administrative Agent which shall then have the sole right to exercise such voting and other consensual rights, (B) all rights of an Obligor to receive the dividends, principal and interest payments which it would otherwise be authorized to receive and retain pursuant to clause (i)(B) above shall cease and all such rights shall thereupon be vested in the Administrative Agent which shall then have the sole right to receive and hold as Collateral such dividends, principal and interest payments, and (C) all dividends, principal and interest payments which are received by an Obligor contrary to the provisions of clause (ii)(B) above shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Obligor, and shall be forthwith paid over to the Administrative Agent as Collateral in the exact form received, to be held by the Administrative Agent as Collateral and as further collateral security for the Secured Obligations.
(f)Releases of Collateral. If any Collateral shall be sold, transferred or otherwise disposed of by any Obligor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Obligor, shall promptly execute and deliver to such Obligor all releases and other documents, and take such other action, reasonably necessary for the release of the Liens created hereby or by any other Collateral Document on such Collateral. The Administrative Agent may release any of the Pledged Equity from this Agreement or may substitute any of the Pledged Equity for other Pledged Equity without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Agreement as to any Pledged Equity not expressly released or substituted, and this Agreement shall continue as a first priority lien on all Pledged Equity not expressly released or substituted.
9.Application of Proceeds. Upon the acceleration of the Obligations pursuant to Section 8.02 of the Credit Agreement, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Administrative Agent or any other Secured Party in Money, will be applied in reduction of the Secured Obligations in the order set forth in Section 8.03 of the Credit Agreement.
10.Continuing Agreement.
(a)This Agreement shall remain in full force and effect until the Facility Termination Date, at which time this Agreement shall be automatically terminated and the Administrative Agent shall, upon the request and at the expense of the Obligors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination.
(b)This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any other Secured Party as a preference, fraudulent conveyance or otherwise under any Debtor Relief Law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including any reasonable legal fees and disbursements) incurred by the Administrative Agent or any other Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.
11.Amendments; Waivers; Modifications, etc. This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.01 of the Credit Agreement; provided, that, any update or revision to Schedule 1(b) or Schedule 2(d) delivered by any Obligor shall not constitute an amendment for purposes of this Section 11 or Section 11.01 of the Credit Agreement.

12.Successors in Interest. This Agreement shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent and each other Secured Party hereunder, to the benefit of the Administrative Agent, each other Secured Party and their respective successors and permitted assigns.
13.Notices. All notices required or permitted to be given under this Agreement shall be in conformance with Section 11.02 of the Credit Agreement.
14.Counterparts; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. Subject to Section 11.18 of the Credit Agreement, this Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures, including facsimile and .pdf, and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record.
15.Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.
16.Governing Law; Submission to Jurisdiction; Waiver of Venue; Waiver of Jury Trial. The terms of Sections 11.14 and 11.15 of the Credit Agreement with respect to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
17.Severability. If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.
18.Entirety. This Agreement, the other Loan Documents, and the other documents relating to the Secured Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, and any contemporaneous oral agreements and understandings, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Secured Obligations, or the transactions contemplated herein and therein.
19.Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including real property and securities owned by an Obligor), or by a guarantee, endorsement or property of any other Person, then the Administrative Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default and during the continuation thereof, and the Administrative Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Administrative Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Administrative Agent or any other Secured Party under this Agreement, under any other of the Loan Documents or under any other document relating to the Secured Obligations.
20.Joinder. At any time after the date of this Agreement, one or more additional Persons may become party hereto by executing and delivering to the Administrative Agent a Joinder Agreement.

Immediately upon such execution and delivery of such Joinder Agreement (and without any further action), each such additional Person will become a party to this Agreement as an “Obligor” and have all of the rights and obligations of an Obligor hereunder and this Agreement and the schedules hereto shall be deemed amended by such Joinder Agreement.
21.Consent of Issuers of Pledged Equity. Each issuer of Pledged Equity party to this Agreement hereby acknowledges, consents and agrees to the grant of the security interests in such Pledged Equity by the applicable Obligors pursuant to this Agreement, together with all rights accompanying such security interest as provided by this Agreement and applicable law, notwithstanding any anti-assignment provisions in any operating agreement, limited partnership agreement or similar organizational or governance documents of such issuer.
22.Rights of Required Lenders. All rights of the Administrative Agent hereunder, if not exercised by the Administrative Agent, may be exercised by the Required Lenders.
[remainder of page intentionally left blank; signature pages follow]

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.
OBLIGORS:                    RESOURCES CONNECTION, INC.,
a Delaware corporation
By: /s/ Jennifer Ryu
Name:    Jennifer Ryu
Title:    Chief Financial Officer
RESOURCES CONNECTION LLC,
a Delaware limited liability company
By:    Resources Connection, Inc., its sole member
By: /s/ Jennifer Ryu
Name:    Jennifer Ryu
Title:    Chief Financial Officer
SITRICK GROUP, LLC,
a Delaware limited liability company
By:    Resources Connection, Inc., its manager
By: /s/ Jennifer Ryu
Name:    Jennifer Ryu
Title:    Chief Financial Officer
VERACITY CONSULTING GROUP, LLC,
a Virginia limited liability company
By:    Resources Connection, Inc., its sole member
By: /s/ Jennifer Ryu
Name:    Jennifer Ryu
Title:    Chief Financial Officer
REFERENCE POINT, LLC,
a Virginia limited liability company
By:    Resources Connection, Inc., its sole member
By: /s/ Jennifer Ryu
Name:    Jennifer Ryu
Title:    Chief Financial Officer

RESOURCES CONNECTION
SECURITY AND PLEDGE AGREEMENT

Accepted and agreed to as of the date first above written.
BANK OF AMERICA, N.A.,
as the Administrative Agent
By: /s/ Jennifer Yan
Name: Jennifer Yan
Title: Senior Vice President

RESOURCES CONNECTION
SECURITY AND PLEDGE AGREEMENT

SCHEDULE 1(b)
PLEDGED EQUITY

Name of Subsidiary	Name of Owner / Obligor	Number of Shares	Certificate Number	Percentage Ownership	Percentage Pledged	Immaterial Subsidiary
Resources Connection LLC	Resources Connection, Inc.	N/A	N/A	100%	100%	N/A
Sitrick Group, LLC	Resources Connection, Inc.	N/A	N/A	100%	100%	N/A
Reference Point LLC	Resources Connection, Inc.	N/A	N/A	100%	100%	N/A
Veracity Consulting Group, LLC	Resources Connection, Inc.	N/A	N/A	100%	100%	N/A
Resources Global Professionals, Inc.	Resources Connection, Inc.	100	N/A	100%	65%	Yes
Resources Global Professionals (Germany) GmbH	Resources Connection, Inc.	1	N/A	100%	65%	Yes
Resources Global Professionals (Ireland) Limited	Resources Connection, Inc.	250	N/A	100%	65%	Yes
Resources Global Professionals Sweden AB	Resources Connection, Inc.	547	N/A	100%	65%	Yes
Resources Connection (UK) Ltd.	Resources Connection, Inc.	2,294	N/A	100%	65%	No
Resources Connection Australia PTY Limited	Resources Connection, Inc.	12,886	N/A	100%	65%	Yes
Resources Global Enterprise Consulting Beijing Co. Ltd.	Resources Connection, Inc.	N/A	N/A	100%	65%	Yes
Resources Global Professionals (HK) Limited	Resources Connection, Inc.	15,569,791	N/A	99.97%	65%	Yes
Resources Global Professionals (HK) Limited	Resources Connection LLC	4,672	N/A	0.03%	65%	Yes
Resources Global Professionals (India) Private Limited	Resources Connection, Inc.	9,999	N/A	99.99%	65%	Yes
Resources Global Professionals Japan K.K.	Resources Connection, Inc.	200	N/A	100%	65%	Yes
Resources Global Professionals (Korea) Ltd.	Resources Connection, Inc.	94,210	N/A	100%	65%	Yes
Resources Global Professionals (Singapore) Pte. Ltd.	Resources Connection, Inc.	100,000	N/A	100%	65%	Yes
Resources Global Professionals Taiwan Co., Ltd.	Resources Connection, Inc.	16,898	N/A	70.5%	65%	Yes
Resources Global Professionals Taiwan Co., Ltd.	Resources Connection LLC	7,071	N/A	29.5%	65%	Yes
Resources Connection Mexico S De RL DE CV	Resources Connection, Inc.	N/A	N/A	29.5%	65%	Yes

Resources Connection Mexico S De RL DE CV	Resources Connection LLC	N/A	N/A	70.5%	65%	Yes
RGP Consulting SDN, BHD (Malaysia)	Resources Connection, Inc.	1	N/A	100%	65%	Yes
CloudGo Pte. Ltd. (Singapore)	Resources Connection, Inc.	N/A	N/A	100%	65%	Yes
Resources Global Professionals (Europe) B.V.	Resources Connection, Inc.	186	N/A	100%	65%	Yes

SCHEDULE 2(d)
COMMERCIAL TORT CLAIMS
None.

SCHEDULE 3(g)
INSTRUMENTS; DOCUMENTS; TANGIBLE CHATTEL PAPER
None.

EXHIBIT 4(a)(ii)
[FORM OF] IRREVOCABLE STOCK POWER
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to ___________ the following Equity Interests of _____________________, a ____________:

No. of [Shares][Units]	Certificate No.

and irrevocably appoints __________________________________ its agent and attorney-in-fact to transfer all or any part of such Equity Interests and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.
[OBLIGOR],
a [__]
By:
Name:
Title:

EXHIBIT 4(b)(i)(A)(2)
[FORM OF] NOTICE OF GRANT OF SECURITY INTEREST IN PATENTS
United States Patent and Trademark Office
Please be advised that pursuant to the Security and Pledge Agreement dated as of July 2, 2025 (as the same may be amended, restated, amended and restated, extended, replaced, supplemented or otherwise modified from time to time, the “Agreement”) by and among the Obligors from time to time party thereto (each, an “Obligor”) and Bank of America, N.A., as the administrative agent (in such capacity, the “Administrative Agent”), the undersigned Obligor has granted to the Administrative Agent a continuing security interest in and a right to set off against, any and all right, title and interest of such Obligor in and to the patents and patent applications set forth on Schedule 1 attached hereto.
[signature pages follow]

The undersigned Obligor and the Administrative Agent hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (a) may only be terminated in accordance with the terms of the Agreement, and (b) is not to be construed as an assignment of any patent or patent application.
Very truly yours,
[OBLIGOR],
a [__]
By:
Name:
Title:
Acknowledged and Accepted:
BANK OF AMERICA, N.A.,
as the Administrative Agent
By:
Name:
Title:

EXHIBIT 4(b)(i)(A)(3)
[FORM OF] NOTICE OF GRANT OF SECURITY INTEREST IN TRADEMARKS
United States Patent and Trademark Office
Please be advised that pursuant to the Security and Pledge Agreement dated as of July 2, 2025 (as the same may be amended, restated, amended and restated, extended, replaced, supplemented or otherwise modified from time to time, the “Agreement”) by and among the Obligors from time to time party thereto (each, an “Obligor”) and Bank of America, N.A., as the administrative agent (in such capacity, the “Administrative Agent”), the undersigned Obligor has granted to the Administrative Agent a continuing security interest in and a right to set off against, any and all right, title and interest of such Obligor in and to the trademarks and trademark applications set forth on Schedule 1 attached hereto.
[signature pages follow]

The undersigned Obligor and the Administrative Agent hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (a) may only be terminated in accordance with the terms of the Agreement, and (b) is not to be construed as an assignment of any trademark or trademark application.
Very truly yours,
[OBLIGOR],
a [__]
By:
Name:
Title:
Acknowledged and Accepted:
BANK OF AMERICA, N.A.,
as the Administrative Agent
By:
Name:
Title:

EXHIBIT 4(b)(i)(A)(4)
[FORM OF] NOTICE OF GRANT OF SECURITY INTEREST IN COPYRIGHTS
United States Copyright Office
Please be advised that pursuant to the Security and Pledge Agreement dated as of July 2, 2025 (as the same may be amended, restated, amended and restated, extended, replaced, supplemented or otherwise modified from time to time, the “Agreement”) by and among the Obligors from time to time party thereto (each, an “Obligor”) and Bank of America, N.A., as the administrative agent (in such capacity, the “Administrative Agent”), the undersigned Obligor has granted to the Administrative Agent a continuing security interest in and a right to set off against, any and all right, title and interest of such Obligor in and to the copyrights and copyright applications set forth on Schedule 1 attached hereto.
[signature pages follow]

The undersigned Obligor and the Administrative Agent hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (a) may only be terminated in accordance with the terms of the Agreement, and (b) is not to be construed as an assignment of any copyright or copyright application.
Very truly yours,
[OBLIGOR],
a [__]
By:
Name:
Title:
Acknowledged and Accepted:
BANK OF AMERICA, N.A.,
as the Administrative Agent
By:
Name:
Title: